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                                                                   Exhibit 23(j)




               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectuses and to the incorporation by reference in this Registration Statement (Form N-1A) (Post-Effective Amendment No. 15 to File
No. 33-70742; Amendment No. 17 to File No. 811-8090) of Lincoln Variable Insurance Products Trust of our reports dated February 6, 2004, included in the 2003 Annual Reports to shareholders.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania
April 2, 2004